Horizon Kinetics Energy and Remediation ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 98.4%	Shares	Value
Chemicals-Specialty - 2.2%
Ecolab, Inc.	330	$83,661

Diagnostic Kits - 1.1%
IDEXX Laboratories, Inc. (a)	105	44,095

Electronic Measuring Instruments - 4.7%
Badger Meter, Inc.	440	83,710
Itron, Inc. (a)	920	96,379
		180,089

Engineering-Research & Development Services - 1.3%
Fluor Corp. (a)	1,430	51,223

Machinery-Electrical - 1.4%
Franklin Electric Co., Inc.	555	52,103

Machinery-General Industrial - 1.1%
IDEX Corp.	230	41,623

Machinery-Pumps - 5.1%
Flowserve Corp.	1,495	73,016
Watts Water Technologies, Inc. - Class A	295	60,156
Xylem, Inc.	500	59,730
		192,902

Oil Companies -Exploration & Production - 21.7%
ConocoPhillips	1,100	115,522
Diamondback Energy, Inc.	850	135,898
EOG Resources, Inc.	970	124,393
EQT Corp.	3,705	197,958
Expand Energy Corp.	1,425	158,631
Occidental Petroleum Corp.	1,905	94,031
		826,433

Oil Companies -Integrated - 11.2%
Exxon Mobil Corp.	2,453	291,735
Suncor Energy, Inc.	3,465	134,165
		425,900

Oil-Field Services - 20.2%
Aris Water Solutions, Inc. - Class A	2,550	81,702
Calfrac Well Services Ltd. (a)	11,935	31,926
CES Energy Solutions Corp.	24,705	127,023
Enerflex Ltd.	8,325	64,352
Liberty Energy, Inc.	3,465	54,851
Oil States International, Inc. (a)	11,300	58,195
Schlumberger NV	2,115	88,407
Secure Waste Infrastructure Corp.	8,705	94,837
STEP Energy Services Ltd. (a)(b)	16,600	50,864
TETRA Technologies, Inc. (a)	13,600	45,696
Trican Well Service Ltd. (c)	22,415	72,575
		770,428

Oil-US Royalty Trusts - 13.0%
Permian Basin Royalty Trust	4,760	47,172
PrairieSky Royalty Ltd.	6,955	125,400
Sabine Royalty Trust	493	33,371
San Juan Basin Royalty Trust	9,483	52,441
Texas Pacific Land Corp.	180	238,498
		496,882

Pipelines - 10.5%
Cheniere Energy, Inc.	785	181,649
Williams Cos., Inc.	3,655	218,423
		400,072

Water Treatment Systems - 4.9%
Energy Recovery, Inc. (a)	2,440	38,772
Pentair PLC	945	82,668
Veralto Corp.	666	64,902
		186,342
TOTAL COMMON STOCKS (Cost $3,235,636)		3,751,753

TOTAL INVESTMENTS - 98.4% (Cost $3,235,636)		3,751,753
Money Market Deposit Account - 3.4% (d)(e)		129,901
Liabilities in Excess of Other Assets - (1.8)%		(69,261)
TOTAL NET ASSETS - 100.0%		$3,812,393
two		–%
Percentages are stated as a percent of net assets.		–%

PLC - Public Limited Company

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $50,864 or 1.3% of the Fund’s net assets.

(c)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $67,492 which represented 1.8% of net assets.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.24%.

(e)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of March 31, 2025 is $70,873 which represented 1.9% of net assets.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Horizon Kinetics Energy and Remediation ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$3,751,753	$–	$–	$3,751,753
Total Investments	$3,751,753	$–	$–	$3,751,753

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of March 31, 2025
(% of Net Assets)
United States	$2,967,943	77.9%
Canada	701,142	18.3
United Kingdom	82,668	2.2
Other Assets in Excess of Other Assets	60,640	1.6
	$3,812,393	100.0%